      As filed with the Securities and Exchange Commission on July 21, 2000

                                                           REGISTRATION NO. 333-

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ---------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                             ---------------------
                                VARIAGENICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                            04-3182077
  (STATE OR OTHER JURISDICTION                               (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)

                               60 HAMPSHIRE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
                                 (617) 588-5300
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               VARIAGENICS, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN
                           (FULL TITLES OF THE PLANS)

                                TAYLOR J. CROUCH
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                VARIAGENICS, INC.
                               60 HAMPSHIRE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
                                 (617) 588-5300
    (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
                           CODE, OF AGENT FOR SERVICE)

                             ---------------------

                         CALCULATION OF REGISTRATION FEE

==========================================================================================================================

                                                              Proposed               Proposed
          Title of                    Amount to be             maximum                maximum
 securities to be registered           registered          offering price            aggregate             Amount of
                                                             per share            offering price       registration fee
--------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value        475,800 shares (1)       $14.00 (2)           $6,661,200 (2)           $1,758.56
==========================================================================================================================

(1) The number of shares of common stock, par value $.01 per share ("Common Stock") consists of the aggregate number of shares which may be purchased under the Variagenics, Inc. 2000 Employee Stock Purchase Plan (the "Plan"). The maximum number of shares that may be purchased pursuant to the Plan is subject to adjustment in accordance with certain anti-dilution and other provisions of the Plan. Accordingly, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement covers, in addition to the number of shares stated above, an indeterminate number of shares which may be subject to grant or otherwise issuable after the operation of any such anti-dilution and other provisions.

(2) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) under the Securities Act.

================================================================================

                                EXPLANATORY NOTE
                                ----------------


         In accordance with the instructional Note to Part I of Form S-8 as promulgated by the Securities and Exchange Commission, the information specified by Part I of Form S-8 has been omitted from this Registration Statement on Form S-8 for offers of Common Stock pursuant to the Plan.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents filed by the Registrant with the Commission are incorporated herein by reference:

         (1) The Registrant's latest annual report filed pursuant to Section 13(a) or 15(d) of the Exchange Act or the latest prospectus filed pursuant to Rule 424(b) under the Securities Act that contains audited financial statements for the Registrant's latest fiscal year for which such statements have been filed.

         (2) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the document referred to in (1) above.

         (3) The description of the Common Stock contained in the Registrant's Registration Statement on Form 8-A File No. 0-31035 filed under the
Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

         All reports and other documents filed by the Registrant after the date hereof pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such reports and documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Incorporated herein by reference from Registration Statement on Form S-1, No. 333-33558.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         (3.1) Certificate of Incorporation of the Registrant, as amended - Delaware (Filed as Exhibit 3.1 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

         (3.2) Restated Certificate of Incorporation of the Registrant - Delaware - to be filed upon completion of the offering (the "IPO") contemplated by the Registrant's Registration Statement on Form S-1, No. 333-33558 (Filed as Exhibit 3.2 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

         (3.3) By-laws of the Registrant - Delaware (Filed as Exhibit 3.3 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

         (3.4) Restated By-laws of the Registrant - Delaware - to be effective upon completion of the IPO (Filed as Exhibit 3.4 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

         (3.5) Certificate of Correction of Certificate of Amendment of Certificate of Incorporation (Filed as Exhibit 3.5 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

         (3.6) Certificate of Correction of Certificate of Amendment of Certificate of Incorporation (Filed as Exhibit 3.6 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

         (3.7) Certificate of Amendment of Restated Certificate of Incorporation (Filed as Exhibit 3.7 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

         (4.1) Form of Common Stock Certificate (Filed as Exhibit 4.1 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

         (5) Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the legality of shares being registered.

         (23.1)   Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                 (included in opinion of counsel filed as Exhibit 5).

         (23.2)   Consent of PricewaterhouseCoopers LLP.

         (24) Power of Attorney (included on the signature page of this Registration Statement).

         (99.1)   Variagenics, Inc. 2000 Employee Stock Purchase Plan (Filed as
                  Exhibit 10.15 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

ITEM 9.  UNDERTAKINGS.

(a)      The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                        (i) To include any prospectus required by Section
                  10(a)(3) of the Securities Act of 1933;

                       (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                      (iii) To include any material information with respect to
                  the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                  PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cambridge, Massachusetts on July 21, 2000.


                                    VARIAGENICS, INC.


                                    By  /s/ Taylor J. Crouch
                                        ----------------------------------
                                        Taylor J. Crouch
                                        President and Chief Executive Officer


         Each person whose signature appears below constitutes and appoints Taylor J. Crouch and Richard P. Shea, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 of Variagenics, Inc., and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURES                              TITLE                                 DATE

/s/ Taylor J. Crouch                    President, Chief Executive Officer              July 21, 2000
-----------------------------------     and Director (Principal executive officer)
Taylor J. Crouch


/s/ Richard P. Shea
-----------------------------------     Chief Financial Officer and Treasurer           July 21, 2000
Richard P. Shea                         (Principal financial and accounting officer)


/s/ David Housman
-----------------------------------     Director                                        July 21, 2000
David Housman, Ph.D.


/s/ Philippe O. Chambon
-----------------------------------     Director                                        July 21, 2000
Philippe O. Chambon, M.D., Ph.D.



                                      II-5




/s/ Mark P. Carthy
-----------------------------------     Director                                        July 21, 2000
Mark P. Carthy


/s/ Jean-Francois Formela
-----------------------------------     Director                                        July 21, 2000
Jean-Francois Formela, M.D.


/s/ Martin A. Vogelbaum
-----------------------------------     Director                                        July 21, 2000
Martin A. Vogelbaum


/s/ David A. Shotland
-----------------------------------     Director                                        July 21, 2000
David A. Shotland


/s/ William A. Scott
-----------------------------------     Director                                        July 21, 2000
William A. Scott, Ph.D.


/s/ Anthony Wild
-----------------------------------     Director                                        July 21, 2000
Anthony Wild, Ph.D.

                                VARIAGENICS, INC.

                          INDEX TO EXHIBITS FILED WITH
                         FORM S-8 REGISTRATION STATEMENT



Exhibit
Number                 Description
------                 -----------

(3.1) Certificate of Incorporation of the Registrant, as amended - Delaware (Filed as Exhibit 3.1 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

(3.2) Restated Certificate of Incorporation of the Registrant - Delaware - to be filed upon completion of the offering (the "IPO") contemplated by the Registrant's Registration Statement on Form S-1, No. 333-33558 (Filed as Exhibit 3.2 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

(3.3) By-laws of the Registrant - Delaware (Filed as Exhibit 3.3 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

(3.4) Restated By-laws of the Registrant - Delaware - to be effective upon completion of the IPO (Filed as Exhibit 3.4 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

(3.5) Certificate of Correction of Certificate of Amendment of Certificate of Incorporation (Filed as Exhibit 3.5 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

(3.6) Certificate of Correction of Certificate of Amendment of Certificate of Incorporation (Filed as Exhibit 3.6 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

(3.7) Certificate of Amendment of Restated of Certificate of Incorporation (Filed as Exhibit 3.7 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

(4.1) Form of Common Stock Certificate (Filed as Exhibit 4.1 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).

(5) Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the legality of shares being registered.

(23.1) Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in opinion of counsel filed as Exhibit 5).

(23.2)    Consent of PricewaterhouseCoopers LLP.

(24) Power of Attorney (included on the signature page of this Registration Statement).

(99.1)    Variagenics, Inc. 2000 Employee Stock Purchase Plan (Filed as Exhibit
          10.15 to Registration Statement on Form S-1, as amended, No. 333-33558, and incorporated herein by reference).